April 16, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          April 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Name:   Melissa Philibert
Title:  Corporate Trust Officer
Date:   April 16, 2004

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:            08-Apr-04
Determination Date:         12-Apr-04
Monthly Payment Date:       15-Apr-04
Collection Period Ending:   31-Mar-04

I.  COLLECTION ACCOUNT SUMMARY
   Total Available Funds
   ---------------------
      Principal and Interest Payments Received (including Prepayments)
9,534,809.53
      Net Liquidation Proceeds (including Rebates/Insurance Amounts)
179,485.43
      Current Monthly Interest Shortfall/Excess                                                                      -
119,551.40
      Recoup of Collection Expenses                                                                                   -
15,014.24
      Amount of Withdrawal, if any, from Reserve Account
0.00
      Purchase Amounts for Repurchased Receivables
0.00

   TOTAL AVAILABLE FUNDS
9,579,729.32

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables
1,636,886.35
    Amount of Interest Payments Received During the Collection Period
1,756,437.75
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -
119,551.40

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)
3,971,004.00
    Beginning Reserve Account Balance
3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)
0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)
0.00
    Reserve Account Investment Earnings
3,063.31
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance         -
3,063.31
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)
3,971,004.00
    Total Ending Reserve Balance
3,971,004.00

IV. COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
    ----------------------------------------
      Interest Payments Received
1,756,437.75
      Scheduled Principal Payments Received
1,547,677.39
      Principal Prepayments Received
6,230,694.39
      Total Interest and Principal Payments Received
9,534,809.53

b)  Liquidation Proceeds
    --------------------
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)
198,405.47
      minus  Reasonable Expenses
18,920.04
      Net Liquidation Proceeds
179,485.43
      Amount Allocable to Interest
0.00
      Amount Allocable to Principal
179,485.43

c)  Purchase Amount - Loans Repurchased from Trust
    ----------------------------------------------
      Amount Allocable to Interest
0.00
      Amount Allocable to Principal
0.00

    TOTAL COLLECTED FUNDS
9,714,294.96

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period
216,695,543.62
     multiplied by Servicer Fee Rate
0.75%
     divided by Months per Year
12
    SERVICING FEE AMOUNT
135,434.71

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
      Initial Pool Balance
529,467,226.64
      Pool Balance as of Preceding Accounting Date
216,695,543.62
      Pool Balance as of the Current Accounting Date
208,603,846.82
      Age of Pool in Months
29

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date
216,695,543.62
      Aggregate Note Balance as of Current Accounting Date
208,603,846.82

b)  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
    -----------------------------------------------------------------------------------------
         Current Month           Number of Loans        Principal Balance         Percentage
        ---------------         -----------------       ------------------       ------------
   30-59 Days Delinquent              34                      708,141.75             0.340%
   60-89 Days Delinquent              17                      947,492.60             0.449%
   90-119 Days Delinquent             15                      610,073.92             0.292%
   120+ Days Delinquent                0                            0.00             0.000%
   Defaults for Current Period        12                      313,325.02             0.150%
   Cumulative Defaults               391                   15,473,630.09             2.922%
   Cumulative Recoveries                                    6,248,524.10             1.180%

   Current Period Realized Losses
      Current Month Realized Losses
313,325.02
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.150%
      Preceding Realized Losses
302,454.87
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.140%
      Second Preceding Realized Losses
1,126,314.50
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.213%
      Cumulative Realized Losses
9,225,105.99
      Cumulative Realized Losses as Percentage of Initial Pool Balance
1.742%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

   Total Pool Factor
0.39393681
   Note Pool Factor
0.38433137

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates
135,434.71
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
   Otherwise Reimbursed to Servicer)
0.00

b) Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
    Class A-1
0.00
    Class A-2
0.00
    Class A-3
27,632.40
    Class A-4
448,875.00
    Class A-5
373,205.42
    Class B
106,255.75
    Class C
52,993.50
    Class D
85,352.08

                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable        Ending
                                                          Balance                Amount                  Balance
                                                         -----------     -------------------------    --------------
           Class A-1                                              0.00                   0.00                  0.00
           Class A-2                                              0.00                   0.00                  0.00
           Class A-3                                      6,995,543.62           6,995,543.62                  0.00
           Class A-4                                     95,000,000.00           1,096,153.18         93,903,846.82
           Class A-5                                     72,350,000.00                   0.00         72,350,000.00
           Class B                                       19,830,000.00                   0.00         19,830,000.00
           Class C                                        9,270,000.00                   0.00          9,270,000.00
           Class D                                       13,250,000.00                   0.00         13,250,000.00

c) Excess Spread Received                                                                                258,283.66

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)
9.21%
   Weighted Average Remaining Maturity (WAM)
146.80

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)
9,321,445.66

TOTAL WIRE TO HSBC
9,321,445.66

Amount Due To Servicer
258,283.66